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                                                                    EXHIBIT 23.2



                   CONSENT OF MULDOON, MURPHY & FAUCETTE LLP
                   -----------------------------------------

     We hereby consent to the filing of the form of our opinion with respect to the federal income tax consequences of the merger as an exhibit to the Registration Statement on Form S-4 of Provident Bankshares, Inc. and to the references to us in the Proxy Statement-Prospectus forming a part of the Registration Statement.

 June 21, 2000                Sincerely,



                              /s/ MULDOON, MURPHY & FAUCETTE LLP